NINTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS NINTH  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment")  is entered  into as of this 5th day of March 1998,  by and between
MONUMENT   MORTGAGE,   INC.,  a  California   corporation  (the  "Company")
and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million  Dollars  ($10,000,000),  temporarily  increased to  Fifty-Five
Million
Dollars ($55,000,000), to finance the origination and acquisition of Mortgage
Loans as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Fifty-Five Million Dollars ($55,000,000), dated February
23, 1998, (the "Warehousing  Promissory  Note"), and by a Warehousing
Credit and
Security Agreement dated March 22, 1995, a" the same may have been amended or supplemented (the "Warehousing Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995 (the "Term Loan Note"), and the Warehousing Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "Working Capital Note"), and the Warehousing Agreement; and

     WHEREAS, the Company has requested the Lender to increase the Wet
Settlement sublimit of the Warehousing Agreement and the Lender has agreed to such increase of the Wet Settlement sublimit of the Warehousing Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Warehousing Agreement.

     2. The effective date ("Effective Date") of this Amendment shall be March
2, 1998, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 2.1(b)(3) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

                  (3)  The   aggregate   amount  of  Wet   Settlement
Advances
         outstanding at any one time shall not exceed twenty-five  percent
(251)
         of the Commitment Amount.

     4. The Company shall deliver to the Lender (a) an executed original of this
Amendment  and  (b)  an  executed   Certificate   of  Secretary  with
corporate
resolutions.

     5. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Warehousing
Agreement to the date of this Amendment.

     6. Except as hereby expressly modified, the Warehousing Agreement shall otherwise be unchanged and shall remain in full force and effect, and the
Company ratifies and reaffirms all of its obligations thereunder.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:_______________________________

                            Its:  President


                            RESIDENTIAL FUNDING CORPORATION,
                            a Delaware corporation


                            By:_______________________________
                                     D. GRAHAM SHIPMAN
                            Its:  Director



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 13, 1998, before me, a Notary Public, personally appeared
James W. Noack, the President of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                 Notary Public
                                 My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 19, 1995, before me, a Notary Public, personally appeared D.
Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                  Notary Public
                                  My Commission Expires:
(SEAL)

                              CONSENT OF GUARANTOR

     The undersigned, being the Guarantor under the Guaranty dated as of July
23, 1997, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his
Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully met forth herein.

     The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to the Guaranty in connection with the foregoing
Amendment.

                             GUARANTOR:


                             ____________________________
                             FINET HOLDINGS CORPORATION


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 13, 1998, before me, a Notary Public, personally appeared Jan
Hoeffel, the President of FINET HOLDINGS CORPORATION, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                  Notary Public
                                  My Commission Expires:
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.

     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender") pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the Ninth Amendment to Warehousing Credit and Security Agreement.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the _____ day of , 19__, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     4. There have been no amendments to the Articles of Incorporation or bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 10th day of April, 1998.


                                    __________________________
                                    Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the "Company"), has entered into a single family revolving warehouse facility with a present commitment amount of Ten Million Dollars ($10,000,000), temporarily increased to
Fifty-Five Million Dollars ($55,000,000) (the "Warehousing Commitment Amounts) with RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Fifty-Five Million Dollars ($55,000,000), dated as of February
23, 1998, and by a Warehousing Credit and Security Agreement, dated as of March
22, 1995, as the same may have been amended or  supplemented  (the
"Warehousing
Agreement"); and

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000),
as evidenced by a Term Loan Promissory Note in the principal amount of One
Million  Dollars  ($1,000,000),  dated as of March 22, 1995, and the
Warehousing
Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Warehousing
Agreement;

     WHEREAS, the Company proposes to increase the Wet Settlement sublimit of the Warehousing Agreement; and

     WHEREAS, to evidence such increase of the Wet Settlement sublimit of the
Warehousing Agreement, the Company proposes to execute and deliver a Ninth
Amendment to Warehousing Credit and Security Agreement (the "Amendment"), a copy of which has been presented to the Board of Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to increase the Wet
Settlement sublimit of the Agreement.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Warehousing Agreement to be evidenced by the Amendment.

     FURTHER RESOLVED, that the Amendment in the form presented to the Board of
Directors of this Company are hereby approved and copies thereof are Bled in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following titles or positions of officers of the Company: President, Chief
Financial Officer, Senior Vice President (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment in the form approved by the Board of
Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Warehousing Agreement and to carry out the purport and intent of the foregoing Resolutions.